UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

October 3, 2005

MVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

West Virginia	000-50567	20-0034461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Virginia Avenue

Fairmont, West Virginia 26554-2777

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (304) 363-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Items To Be Included In This Report

Item 1.01 – Entry Into Material Definitive Agreements

On October 3, 2005, MVB Bank, Inc. (“MVB Bank”) entered into a supplemental life insurance agreement with each of seven executives of MVB Bank. MVB Bank is a wholly-owned subsidiary of MVB Financial Corp. (“MVB”), and James R. Martin, Larry Mazza and Eric Tichenor of MVB Bank are also President and Chief Executive Officer, Executive Vice President and Tresasurer, respectively, of MVB and each of them have entered into a supplemental life insurance agreement.

Under the supplemental life insurance agreement, death proceeds of certain life insurance policies which are owned by MVB Bank on the life of an executive are divided by MVB Bank and an executive’s designated beneficiary. Under each agreement, MVB Bank pays the life insurance premiums on those life insurance policies subject to the agreement.

MVB Bank owns the policies and may terminate a policy without the consent of the executive. If the executive dies while employed by MVB Bank, the executive’s beneficiary is entitled to a benefit equal to $250,000 in the cases of Larry Mazza and Roger Turner, $150,000 in the case of James R. Martin (in addition to the benefit of $100,000 currently available to him) and $100,000 for the remaining officers, provided that such benefit shall not exceed the net death proceeds. The “net death proceeds” means the total death proceeds of the policy minus the greater of the cash surrender value or the aggregate premiums paid by MVB Bank. The insurance benefit becomes vested upon the earliest of the following: (i) attainment of the age of 62 while employed by MVB Bank; (ii) separation from service due to disability; (iii) a change in control while employed by MVB Bank; or (iv) upon board determination. However, the executive forfeits any right to benefits if MVB Bank terminates the executive “for cause” (as defined in the agreement) or if the executive competes with MVB Bank after such executive’s retirement.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit 10.5	—	Supplemental Life Insurance Agreement dated October 3, 2005, between MVB Bank and James R. Martin

Exhibit 10.6	—	Supplemental Life Insurance Agreement dated October 3, 2005, between MVB Bank and Larry F. Mazza

Exhibit 10.7	—	Supplemental Life Insurance Agreement dated October 3, 2005, between MVB Bank and Roger J. Turner

Exhibit 10.8	—	Supplemental Life Insurance Agreement dated October 3, 2005, between MVB Bank and Eric Tichenor

Exhibit 10.9	—	Supplemental Life Insurance Agreement dated October 3, 2005, between MVB Bank and David A. Jones

Exhibit 10.10	—	Supplemental Life Insurance Agreement dated October 3, 2005, between MVB Bank and Susan L. Mauck

Exhibit 10.11	—	Supplemental Life Insurance Agreement dated October 3, 2005, between MVB Bank and Susan Walls

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

October 3, 2005	MVB Financial Corp.

	By:	/s/ James R. Martin
James R. Martin
President